EXHIBIT 23




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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference to this Form 10-K, into the Company's previously filed Registration Statement File No. 33-57996.



                                                            ARTHUR ANDERSEN LLP





Roseland, New Jersey
December 28, 1998